BARRETT GROWTH FUND

                        SUPPLEMENT DATED JANUARY 18, 2001

                                     TO THE

                        PROSPECTUS DATED OCTOBER 30, 2000



          The Board of Trustees of The Barrett Funds has authorized a special meeting of the shareholders of the Barrett Growth Fund (the "Fund") to be held on March 7, 2001. At the meeting, shareholders will be asked to approve a new investment management agreement (the "New Agreement") for the Fund with Barrett Associates, Inc., investment adviser to the Fund.

          The New Agreement is substantially identical to the current agreement for the Fund. Shareholder approval of the New Agreement is required because the shareholders of Barrett Associates have entered into an agreement with Legg Mason, Inc., a diversified financial services company headquartered in Baltimore, Maryland, for the acquisition over five years of Barrett Associates by Legg Mason. The first part of the acquisition is scheduled to occur on February 5, 2001, with Legg Mason purchasing a 70% ownership interest in Barrett Associates. Legg Mason will acquire the remaining 30% over the next five years. The ownership change is not expected to affect the management of the Fund, as there are no anticipated changes to the Barrett Associates investment team. Barrett Associates will retain its management, name and present location at 565 Fifth Avenue, New York, NY 10017.

          The current investment management agreement will terminate automatically when the first part of the transaction takes place on February 5, 2001. Thereafter, Barrett Associates will continue to provide advisory services to the Fund, in accordance with applicable federal law, under an interim agreement that was approved by the Board of Trustees. The Board has also approved the proposed New Agreement with Barrett Associates that would take effect following shareholder approval, and unanimously determined to recommend that shareholders approve the New Agreement.

          Proxy materials regarding the special meeting of shareholders are expected to be mailed on or about February 6, 2001 to shareholders of record as of January 23, 2001.